                                                                   EXHIBIT 10.71

                        COOPERATIVE RESEARCH AGREEMENT

THIS AGREEMENT is made effective as of January 1, 1995 (the "Effective Date"), by and between LEUKOSITE, INC. (the "Company"), a Delaware corporation with offices at 215 First St., Cambridge, Massachusetts 02142, and GENPHARM INTERNATIONAL, INC. ("GenPharm"), a California corporation with offices at 297 North Bernardo Avenue, Mountain View, California 94043.


                                   RECITALS

A. LeukoSite is a biopharmaceutical company with expertise in the area of leukocyte recruitment and adhesion processes and related technologies to diagnose and treat diseases.

     GenPharm is a biotechnology company with expertise in the area of genetic modification of animals. The parties believe that it will be in their mutual benefit to collaborate in a program of research and development in which the Company will supply its proprietary antigens and GenPharm will inject such antigens into its proprietary transgenic mice in order to produce human antibodies against such antigens.

B. The parties wish to set forth their agreement regarding such collaborative program of research and development.


                                   AGREEMENT

in consideration of their mutual promises and covenants, the Company and GenPharm agree as follows:


                         ARTICLE 1 - RESEARCH PROGRAM

1.01 Program of Research. In a collaborative program of research and development
     -------------------
     (the "Research Program"), GenPharm and the Company shall use their reasonable best efforts, including the provision of qualified personnel, equipment, materials and facilities, to perform the respective activities set forth in the project outline attached hereto as Appendix A. Appendix A may be revised at any time with the written consent of GenPharm and the Company. The parties shall keep each other fully informed on a regular and frequent basis of their respective research activities and of the results thereof.

1.02 Costs and Expenses. Each party shall be responsible for all direct and
     ------------------
     indirect costs and expenses of work to be performed and biological materials to be supplied by it under the Research Program.

1.03 Exclusivity. During the term of this Agreement, neither party shall conduct
     -----------
     research activities in the field of the Research Program for or in collaboration with any third person or entity other than the other party.


------------
Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "[*****]".

      ARTICLE II - OWNERSHIP, PRACTICE AND PATENTS OF RESEARCH INVENTIONS

2.01 Ownership of Intellectual Property. "Research Inventions" are know-how,
     ----------------------------------
     trade secrets and inventions, whether or not patented or patentable, including but not limited to patents and patent applications as well as intellectual property rights based thereon, that are developed, made, conceived or first actually reduced to practice by GenPharm or the Company (or their respective employees, consultants or agents), or by the parties jointly, in the course of the Research Program. Each party shall have and retain sole ownership of Research inventions that are attributable exclusively or principally to itS own (or its employees', consultants' or agents') research activities, and the parties shall jointly own Research Inventions that are attributable to the joint research activities of the parties.

2.02 Practice of Research Inventions. Each party hereby grants to the other a
     -------------------------------
     world-wide co-exclusive (exclusive as to all the world except itself), royalty-free, transferable and/or sublicensable (to a single person or entity only) license under the granting party's rights in Research
            ----
     Inventions to make, have made, use and sell antibodies or derivatives of antibodies which are the subject of the Research Program or antigens or derivatives of antigens which are the subject of the Research Program for any purpose, without right to grant sub-licenses, except to a single person or entity as provided above. Each party hereby also grants to the other a non-exclusive, royalty-free, non-transferable license under all Research Inventions owned by the granting party for research purposes only, without right to grant sublicenses. Each party grants to the other party a world-wide, non-exclusive, royalty-free license under any and all other intellectual property rights owned or controlled by the granting party including but not limited to patent applications, patents, know-how, materials, data and information to the extent required to enable the other party to make, have made, use and sell antibodies and antigens and/or derivatives of such antibodies or antigens which are the subject of the Research Program in accordance with the foregoing coexclusive license. Where the licensed intellectual property rights are controlled by the granting party by virtue of a royalty-bearing license from a third party the grantee party shall be sublicensed to the extent that such sublicense can be granted and provided that the grantee agrees to the applicable terms and conditions of the license from the third party and that any royalties that may be required to be paid to the third party owing to activities of the grantee party within the scope of its license hereunder shall be paid by the grantee party to the third party or reimbursed by the grantee party to the granting party. However, it is the intention of the parties to seek to exploit Research Inventions commercially for the parties' mutual benefit, whether through cross-licensing, formation of a joint venture or other means. Accordingly, the parties agree to engage in good faith negotiations regarding terms and conditions for commercial exploitation of Research Inventions for their mutual benefit.

2.03 Patents. The parties agree to cooperate in patent related activities in
     -------
     respect of Research Inventions, and to share equally the costs of jointly owned Research Inventions related to patent protection. If the parties are unable to agree on whether or how to seek or enforce patent protection for any jointly owned Research Invention, then either party may at its expense but in the name and on behalf of the parties jointly, seek or enforce patent protection therefor.


                       ARTICLE III - TERM AND TERMINATION

This Agreement shall be deemed to have become effective on the Effective Date, and shall continue in effect for one year thereafter. Upon agreement of the parties, this Agreement may be extended to allow completion of the Research Program, or modified to encompass other collaborative efforts of the parties. This Agreement may be terminated:

(a)  at any time, upon agreement of the parties;

(b) by GenPharm or the Company immediately, if the other defaults in the performance of any of its obligations hereunder and such default continues uncured for a period of 30 days after the date of written notice of such default; or

(c) by GenPharm or the Company immediately, if the other shall have become insolvent or bankrupt or any case or proceeding shall have been commenced by or against the other party in bankruptcy or seeking liquidation, dissolution or winding-up, and any such event shall have continued for 60 days without being dismissed, bonded or discharged.

The expiration or termination of this Agreement shall not affect the rights or obligations of the parties that have accrued prior to such expiration or termination, including their respective rights and obligations under Article II.
Article IV shall survive the expiration or termination of this Agreement.


      ARTICLE IV - CONFIDENTIAL AND PROPRIETARY INFORMATION AND MATERIALS

Biological materials supplied by either party to the other or used in the Research Program shall remain the confidential and proprietary property of the supplying party. At the conclusion of the Research Program or upon termination of this Agreement, all biological materials shall, at the supplying party's direction, be returned to the supplying party or destroyed, except to the extent required to exercise the rights and licenses granted under Article II.

During the term of this Agreement and thereafter, each party shall keep strictly confidential, and shall not use for any purpose other than the Research Program, and with respect to the rights and licenses granted under Article II, any and all information and materials received from the other party which the disclosing party designates as confidential ("Confidential Information and Materials"). There shall not be considered as Confidential Information and Materials any information or materials which:

(a) is or are already part of the public domain at the time of disclosure or generation under this Agreement or thereafter becomes or become part of the public domain otherwise than by breach of this confidentiality obligation;

(b) the receiving party can show by competent proof had already come into its possession without violation of this Agreement at the time of disclosure or generation under this Agreement;

(c) is communicated by a third party which did not receive the same directly or indirectly from either party or from any other party under a binder of confidentiality; or

(d) the receiving party can show by competent proof was independently developed by such party.

Each party may disclose Confidential Information or Materials with the prior written approval of the disclosing party, or to third parties having a valid need to know and who enter into confidentiality agreements with the disclosing party containing restrictions on further disclosure and use no less stringent than the provisions of this Article, or as it deems necessary in obtaining, maintaining, prosecuting or defending patents in accordance with Section 2.03, prosecuting or defending litigation, or complying with applicable laws or regulations, provided that it gives the disclosing party prior notice of such disclosure and takes reasonable actions to limit the disclosure.

Each party's scientists shall have the right to publish results of their respective research activities under the Research Program, provided that GenPharm and the Company are acknowledged in the publication as research collaborators and GenPharm is acknowledged as the source of the transgenic mice and rats used in the Research Program, and provided further that initial such publication shall feature both parties' scientists as co-authors. A copy of each proposed publication shall be provided to both parties for review and comment at least 45 days prior to publication and, if either party wishes to obtain patent protection, the proposed publication shall either be withheld from publication until a mutually satisfactory patent application has been prepared and filed, or modified to delete reference to such research results.

Upon expiration or termination of the Agreement, each party shall promptly deliver to the disclosing party all records in its possession or control containing Confidential Information furnished to it by the disclosing party, other than an archival set which may be retained by its legal department or representative for compliance purposes and other than that which is useful in exercising the rights and licenses granted under Article II.

                            ARTICLE V - ARBITRATION

Any and all claims, disputes or controversies arising under, out of or in connection with this Agreement which have not been resolved by good faith negotiations between the parties, shall be resolved by final and binding arbitration in San Francisco, California, under rules of the American Arbitration Association then obtaining. The arbitrators shall have no power to add to, subtract from or modify any of the terms or conditions of this Agreement or to decide any matter or issue or dispute other than those submitted to arbitration. Any award rendered in such arbitration may be enforced by either party in any court of competent jurisdiction. Nothing in this Article V shall prevent a party from instituting a court action for injunctive relief.


                          ARTICLE VI - MISCELLANEOUS

6.01 Independent Contractor. Nothing in this agreement is intended or shall be
     ----------------------
     deemed to constitute a partnership, agency or employer-employee relationship between the parties. All activities by the parties hereunder shall be performed by them as independent contractors. Neither party shall incur any debts or make any commitments for or on behalf of the other party, unless specifically authorized in writing by an officer of the other party.

6.02 Risk. Each party assumes any and all risks of personal injury or property
     ----
     damage attributable to the negligent acts of omissions of that party or the officers, employees or agents thereof. Each party shall indemnify the other party and its officers, directors, employees and agents against and hold them harmless from any loss, damage, liability or expense (including legal costs) resulting from the indemnifying party's conduct of the Research Program.

6.03 Limitations on Assignment. Except as provided in Article 11, neither this
     -------------------------
     Agreement nor any interest hereunder shall be assignable by any party by operation of law or otherwise without the prior written consent or agreement of the others, except in connection with the sale of all its assets. This Agreement shall inure to the benefit of and shall be binding upon the parties and their successors and permitted assigns, and the name of a party appearing herein shall be deemed to include the names of such party's successors and permitted assigns to the extent necessary to carry out the intent of this Agreement.

6.04 Further Acts and Instruments. Each party agrees to execute, acknowledge and
     ----------------------------
     deliver such further instruments and to do all such other acts as may be necessary or appropriate to carryout the purpose and intent of this Agreement.

6.05 Entire Agreement: Amendment. This Agreement constitutes and contains the
     ---------------------------
     entire agreement of the parties with respect to its subject matter, and supersedes all prior negotiations, correspondence, understandings and agreements between the parties respecting the subject matter hereof. This Agreement may be amended or modified or one or more provisions hereof may be waived only by a written instrument signed by authorized officers of both parties.

6.06 Severability. Whenever possible, each provision of this Agreement shall be
     ------------
     interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, said provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

6.07 Headings and Captions. The headings and captions contained in this
     ---------------------
     Agreement are for convenience only, and are to be of no force or effect in construing and interpreting the provisions of this Agreement.

6.98 Applicable Law. This Agreement shall be construed in accordance with the
     --------------
     laws of the State of California as applied to agreements executed and to be performed entirely within such State.

6.09 Notices. Any notice, report, request, approval, payment, consent or other
     -------
     communication required or permitted to be given under this Agreement shall be in writing and shall, for all purposes, be deemed to be fully given and received if delivered in person or sent by registered mail, postage prepaid, to the respective parties at their respective addresses set forth at the head of this Agreement or by confirmed facsimile transmission to the following facsimile telephone number or the party.

        LeukoSite, Inc.                       (617) 621-9349
        GenPharm:                             (415) 964-3537

Either party may change its address or telephone number for facsimile transmission for the purpose of this Agreement by giving the other party written notice of its new address or facsimile telephone number.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate by their respective authorized officers.

GENPHARM INTERNATIONAL, INC.                   LEUKOSITE, INC.

By:  /s/ Jonathan MacQuitty                    By: /s/ C.K. Mirabelli
    ----------------------------                   ----------------------------
Title:  CEO                                    Title:  CEO & Chairman
       -------------------------                      -------------------------
Date:   1/4/95                                 Date:   12/22/94
      --------------------------                     --------------------------

       LeukoSite:GenPharm Collaborative Research Program (January, 1995)


        [*****]



***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                      APPENDIX A

[*****]




***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*****]



***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              AMENDMENT NO. 1 TO
                        COOPERATIVE RESEARCH AGREEMENT

     THIS AMENDMENT is made effective as of January 1, 1996, by and between GenPharm International, Inc., a California corporation ("GenPharm"), and LeukoSite, Inc., a Delaware corporation ("LeukoSite"), and amends the Cooperative Research Agreement effective as of January 1, 1995 (the "Effective Date") between the same parties (the "Agreement").

     WHEREAS, Article III of the Agreement provides that it shall continue in effect for one year after the Effective Date, unless extended by agreement of the parties; and

     WHEREAS, the parties wish to confirm their agreement to extend the term of the Agreement;

     NOW, THEREFORE, GenPharm and LeukoSite agree that the Agreement shall continue in effect until December 31, 1997, unless further extended by agreement of the parties.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed in duplicate by their respective authorized officers.


GENPHARM INTERNATIONAL, INC.                   LEUKOSITE, INC.

By:  /s/ Jonathan MacQuitty                    By: /s/ C.K. Mirabelli
    ----------------------------                   ----------------------------
Title:  CEO                                    Title:  CEO & Chairman
       -------------------------                      -------------------------
Date:   9/10/96                                Date:   9/19/96
      --------------------------                     --------------------------

                              AMENDMENT NO. 2 TO
                        COOPERATIVE RESEARCH AGREEMENT

THIS AMENDMENT is made effective as of December 1, 1996, by and between GenPharm International, Inc., a California corporation ("GenPharm"), and LeukoSite, Inc., a Delaware Corporation ("LeukoSite"), and amends the Cooperative Research Agreement effective as of January 1, 1995 between the same parties, as amended by Amendment No. 1 effective as of January 1, 1996 (the "Agreement").

WHEREAS, Article 1.01 of the Agreement provides that the Research Program of the Agreement may be revised by the written consent of GenPharm and LeukoSite; and

[*****]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed in duplicate by their respective authorized officers.


GENPHARM INTERNATIONAL, INC.                   LEUKOSITE, INC.

By:  /s/ Jonathan MacQuitty                    By: /s/ C.K. Mirabelli
    ----------------------------                   ----------------------------
Title:  CEO                                    Title:  CEO & Chairman
       -------------------------                      -------------------------
Date:   11/27/96                               Date:   12/5/96
      --------------------------                     --------------------------



***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*****]



***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*****]



***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                ACKNOWLEDGMENT

[*****]



***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*****]



***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.